INVESTMENT IN EQUITY SECURITIES	12 Months Ended
Dec. 31, 2024
Investments, Debt and Equity Securities [Abstract]
INVESTMENT IN EQUITY SECURITIES

NOTE－9 INVESTMENT IN EQUITY SECURITIES

The Company holds a 4.4% equity interest in Blissful Link Investments Limited. These investments are accounted for using the measurement alternative as outlined in ASC 321-10-35-2 due to the absence of readily determinable fair values. Under this method, the equity interest is initially recorded at cost less impairment.

The director has provided a guarantee to repurchase the investment within three years at the higher of cost or market value. Therefore, there has been no impairment necessary to be recorded due to this guarantee.

As of December 31, 2024 and 2023, the carrying value of investments in equity securities amounted to $2.2 million.